UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2026

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 12, 2026, Ocugen, Inc. (the “Company”) filed a petition (the “Petition”) in the Court of Chancery of the State of Delaware pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking validation of the Certificate of Amendment (as defined below), increasing the Company’s number of authorized shares of common stock, and all shares of the Company’s common stock issued in reliance on the effectiveness and validity thereof. Concurrently with the filing of the Petition, the Company filed a motion to expedite the hearing on the Petition, which was subsequently granted, as described below.

Background

At the Company’s 2024 Annual Meeting of Stockholders, held on June 28, 2024 (the “2024 Annual Meeting”), the Company submitted to stockholders a proposal to increase the number of authorized shares of common stock from 295,000,000 to 390,000,000 (the “Share Increase Proposal”). Following the 2024 Annual Meeting, on June 28, 2024, the Company filed a Form 8-K disclosing the results of the stockholder vote on the Share Increase Proposal as follows: For—80,474,755,361; Against—25,535,231,721; Abstentions—1,835,959,126; and Broker Non-Votes—0. Accordingly, the Company declared and has since consistently taken the position that the Share Increase Proposal was approved by its stockholders at the 2024 Annual Meeting (the “Approval”). On July 10, 2024, the Company filed an amendment to its charter (the “Certificate of Amendment”) with the Delaware Secretary of State to implement the Share Increase Proposal.

On October 21, 2024, approximately five months after the 2024 Annual Meeting, a purported stockholder of the Company sent a letter raising concerns with the Approval. Specifically, the stockholder observed that the voting threshold for amendments to the charter is the “majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.” The stockholder asserted that, because the Series C Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”) that was issued to stockholders of record at 5:00 pm Eastern Time on May 20, 2024 was only authorized to vote on specified matters, including the Share Increase Proposal but not the election of directors, the votes associated with such shares could not be counted toward the approval or rejection of the Share Increase Proposal.

The Company disputed the stockholder’s construction of the charter. Nevertheless, to eliminate doubt regarding the matter, on May 9, 2025, the Company filed a Certificate of Correction with the Delaware Secretary of State to clarify and confirm the voting powers of the Series C Preferred Stock, ensuring that the language used in the Certificate of Designation of Series C Preferred Stock (the “Certificate of Designation”) conformed to the corporate action taken. The Certificate of Correction, made pursuant to Section 103(f) of the DGCL (“Section 103(f)”), provides, among other things, that “[t]he inaccuracy or defect in the Certificate of Designation to be corrected hereby is that the Certificate of Designation inaccurately set forth the voting power of the shares of Series C Preferred Stock due to administrative oversight.” Pursuant to Section 103(f), the effectiveness of the Certificate of Correction was retroactive to the date of the filing of the Certificate of Designation, “except as to those persons who are substantially and adversely affected by the correction.” Because the Company believes that no stockholders could have been substantially or adversely affected by the Certificate of Correction, especially given the disclosures made by the Company with regard to the Series C Preferred Stock prior to the 2024 Annual Meeting, the Company has consistently treated the Certificate of Correction as valid and effective as of the date of the Certificate of Designation.

On October 23, 2025, Megan Prater (“Plaintiff”), as a purported stockholder of the Company, filed a putative class action complaint against the Company in the Court of Chancery of the State of Delaware, captioned Prater v. Ocugen, Inc., C.A. No. 2025-1214-NCC (the “Stockholder Action”). In her complaint, Plaintiff asserts that the Series C Preferred Stock was not properly authorized to vote on the Share Increase Proposal because such stock was not “entitled to vote generally in the election of directors.” As a result, Plaintiff alleges that the Share Increase Proposal did not obtain the required vote for approval. Thus, Plaintiff contends that the Certificate of Amendment was invalid and the Company has issued stock exceeding the number of authorized shares. Plaintiff also asserts that the Certificate of Correction is invalid. Plaintiff further asserts that, even assuming the Certificate of Correction is valid, it cannot operate retroactively.

The Company disputes the allegations in the Stockholder Action. Nonetheless, the Company’s counsel contacted Plaintiff’s counsel to discuss the most efficient means of resolving the litigation and eliminating any uncertainty arising out of the allegations therein. The parties ultimately agreed that a petition pursuant to Section 205 was the most effective means to accomplishing that objective. Thus, Plaintiff has stated she does not oppose the Petition or the relief sought therein and, if granted, Plaintiff agreed that such relief will moot the claims asserted in the Stockholder Action.

Hearing Date

On February 19, 2026, the Court of Chancery granted the Company’s motion to expedite and subsequently set a hearing date for the Petition. The hearing has been set for May 6, 2026 at 1:30 pm Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As ordered by the Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1. This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholder of the Company may (i) appear at the hearing or (ii) by April 16, 2026, file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Ocugen, Inc., C.A. No. 2026-0210-NAC (Del. Ch.), and email such written submission to the Company’s counsel, Brock Czeschin, Richards, Layton & Finger, P.A., at czeschin@rlf.com.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the Petition being granted and the Company receiving the relief sought. The risks and uncertainties relating to the Company include general market conditions, as well as other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in its Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent SEC filings. These documents contain important factors that could cause actual results to differ from current expectations and from the forward-looking statements contained in this Current Report on Form 8-K. No assurances can be made regarding the outcome of the Company’s proceeding pursuant to Section 205 of the DGCL or any claims, proceedings or litigation regarding the Share Increase Proposal. The litigation regarding the Share Increase Proposal, including the Company’s Section 205 proceeding, is subject to the uncertainties inherent in the litigation process and could have an adverse effect on the Company. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Petition filed by Ocugen, Inc. in the Delaware Court of Chancery on February 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2026

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder